Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 200,000,000
Previously Paid Amount	0.00
Total Fee Amount	27,620
Total Offset Amount	0.00
Net Fee	$ 27,620